Exhibit 10.24

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this “Amendment”) is made and entered into as of October 29, 2020 (the “Effective Date”), by and between ELEVATE SABINE INVESTORS LP, a Texas limited partnership (“Landlord”), and HIPPO ANALYTICS INC., a Delaware corporation (“Tenant”).

RECITALS:

A. Landlord (as successor in interest to Elevate Sabine, LLC, a Texas limited liability company) and Tenant are parties to that certain Office Lease dated July 2, 2020 (the “Lease”), pursuant to which Landlord leases to Tenant certain premises (the “Premises”) in the building to be constructed at 701 E. 5th Street, Austin, Texas, which will be known as “Waterloo Central” (the “Building”), which Premises will contain approximately 31,700 rentable square feet, as more specifically set forth in the Lease. Unless otherwise defined herein, all capitalized words and terms used in this Amendment shall have the meanings given to them in the Lease. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

B. Landlord and Tenant desire to amend the Lease to include a deadline for the Delivery Date.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth herein and other good and valuable consideration, the undersigned parties hereby agree as follows:

1. Delivery Deadline. If for any reason the Delivery Date has not occurred by July 31, 2022 (the “Delivery Deadline”), then Tenant may terminate the Amended Lease by giving Landlord written notice of termination of the Amended Lease at any time prior to Landlord’s delivery of possession of the Premises to Tenant in the Delivery Condition. In the event that Tenant exercises its termination right pursuant to this Section 1, Landlord shall immediately return to Tenant all amounts paid to Landlord under the Amended Lease. The Delivery Deadline may be extended by Landlord in the event of a Force Majeure, provided that Landlord has been using diligent and continuous efforts to achieve the Delivery Condition, subject only to such events of Force Majeure; provided, however, that in no event will the Delivery Deadline be extended by Landlord past November 1, 2022, or Tenant may terminate the Amended Lease in accordance with this Section 1.

2. Notice to Proceed. Landlord shall promptly notify Tenant when Landlord gives its general contractor the Notice to Proceed with respect to Landlord’s Work, and shall provide Tenant with a copy of the Notice to Proceed.

3. No Other Modifications. Except as specifically set forth in this Amendment, the Lease shall remain in full force and effect without further modification. The Amended Lease is hereby ratified and confirmed. In the event of a conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall control.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

5. PDF or Faxed Signatures. This Amendment may be executed by a party’s signature transmitted by electronic mail in pdf or similar format (“pdf”) or by facsimile (“fax”), and copies of this Amendment executed and delivered by means of pdf or faxed signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon pdf, faxed or electronic signatures (including, without limitation, DocuSign) as if such signatures were originals. Any party executing and delivering this Amendment by pdf or fax shall promptly thereafter deliver a counterpart of this Amendment containing said party’s original signature to the other party. All parties hereto agree that a pdf or faxed signature page may be introduced into evidence in any proceeding arising out of or related to this Amendment as if it were an original signature page.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed as of the date first above written.

LANDLORD:	ELEVATE SABINE INVESTORS LP,
a Texas limited partnership
	By:	Elevate Sabine GP, LLC,
a Texas limited liability company
	Its:	General Partner

		By:	/s/ Chris Skyles
		Name:	Chris Skyles
		Title:	Manager

TENANT:	HIPPO ANALYTICS INC.
a Delaware corporation

	By:	/s/ Assaf Wand
	Name:	Assaf Wand
	Title:	CEO

AGREEMENT OF GUARANTOR

The undersigned hereby agrees that the Lease Guaranty Agreement dated as of July 2, 2020, executed by the undersigned in connection with the Lease, shall remain in full force and effect with respect to the Amended Lease (as such terms are defined in the foregoing First Amendment to Office Lease).

Dated: October 29, 2020	HIPPO ENTERPRISES INC.,
a Delaware corporation

	By:	/s/ Assaf Wand
Name: Assaf Wand
Title: CEO